Exhibit 10.1
AMENDMENT NO. 2
Dated as of July 26, 2010
in relation to
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
Dated as of July 28, 2008
THIS AMENDMENT NO. 2 (this “Amendment”) dated as of July 26, 2010, is entered into by and among (i) MEDCO HEALTH RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), (ii) MEDCO HEALTH SOLUTIONS, INC., a Delaware corporation (the “Servicer”), (iii) the “Conduit Purchasers” identified on the signature pages hereto, (iv) the “Committed Purchasers” identified on the signature pages hereto, (v) the “Managing Agents” identified on the signature pages hereto and (vi) CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A. Reference is made to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 28, 2008, among the Seller, the Servicer, the “Conduit Purchasers”, “Committed Purchasers” and “Managing Agents” from time to time parties thereto and the Administrative Agent (as amended, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to Receivables Purchase Agreement. Effective upon the satisfaction of the conditions specified in Section 3 below, (1) the definition of “Scheduled Commitment Termination Date” appearing in Schedule I of the Receivables Purchase Agreement is amended to change the date set forth therein from “July 26, 2010” to “July 25, 2011” and (2) clause (d) of the definition of “Termination Date” appearing in Schedule I of the Receivables Purchase Agreement is amended to change the date set forth therein from “July 30, 2010” to “July 25, 2011”.

SECTION 2. Covenants, Representations and Warranties.
2.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement (amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
2.2 Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Termination Event shall exist under the Receivables Purchase Agreement.
SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:
(a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Seller, the Servicer, the Administrative Agent, each Managing Agent and each Purchaser;
(b) receipt by the Administrative Agent of copies of the amended and restated Fee Letter of even date herewith duly executed by the Seller, the Administrative Agent and each Managing Agent;
(c) receipt by the Managing Agents on the date hereof of all fees due and payable by the Seller pursuant to the Fee Letter (as amended and restated).
SECTION 4. Reference to and Effect on the Transaction Documents.
4.1 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
4.2 Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Managing Agent or the Administrative Agent under the Receivables Purchase Agreement, the other Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

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SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

MEDCO HEALTH RECEIVABLES, LLC, as Seller
By:	/s/ Peter Gaylord
	Name:	Peter Gaylord
	Title:	President & Treasurer

MEDCO HEALTH SOLUTIONS, INC., as Servicer
By:	/s/ Leonard Brooks
	Name:	Leonard Brooks
	Title:	Assistant Treasurer

Signature Page to Amendment No. 2

CAFCO, LLC, as a Conduit Purchaser
By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Steffen Lunde
	Name:	Steffen Lunde
	Title:	Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Managing Agent
By:	/s/ Steffen Lunde
	Name:	Steffen Lunde
	Title:	Vice President

By:	/s/ Steffen Lunde
	Name:	Steffen Lunde
	Title:	Vice President

CITIBANK, N.A., as a Committed Purchaser
By:	/s/ Steffen Lunde
	Name:	Steffen Lunde
	Title:	Vice President

Signature Page to Amendment No. 2

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent
By:	/s/ Hideo Tanaka
	Name:	Hideo Tanaka
	Title:	SVP & Group Head

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Authorized Signatory

Signature Page to Amendment No. 2

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser
By:	/s/ Norman Last
	Name:	Norman Last
	Title:	Managing Director

Signature Page to Amendment No. 2